*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Exhibit 10.2

AMENDMENT TO THE MINIMUM PREMIUM ADMINISTRATIVE SERVICES AGREEMENT,
AS AMENDED EFFECTIVE JANUARY 1, 2008,
BY AND BETWEEN
INSPERITY HOLDINGS, INC (fka ADMINISTAFF OF TEXAS, INC.)
AND
UNITED HEALTHCARE INSURANCE COMPANY

THIS AMENDMENT TO THE MINIMUM PREMIUM ADMINISTRATIVE SERVICES AGREEMENT, as amended effective January 1, 2008, (the “Administrative Services Agreement”) is entered into as of January 1, 2011, by and between Insperity Holdings, Inc. (fka Administaff of Texas, Inc.), a Texas corporation, and United Healthcare Insurance Company, a Connecticut corporation (this “Amendment”).

RECITALS

WHEREAS, on or about June 25, 2002, the Employer and the Company executed the Minimum Premium Administrative Services Agreement effective January 1, 2002 (“Original Agreement”), and on or about December 3, 2004, the Employer and the Company executed an amendment to the Original Agreement; and

WHEREAS, effective January 1, 2005, the Employer and the Company executed the Administrative Services Agreement to amend and restate the Original Agreement (Terms capitalized in this Amendment not for grammatical reasons and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Administrative Services Agreement.); and

WHEREAS, effective January 1, 2008, the Employer and the Company amended the Administrative Services Agreement; and

WHEREAS, the Employer and the Company now wish to further amend the Administrative Services Agreement pursuant to the terms of this Amendment effective January 1, 2011, unless otherwise stated herein.

NOW, THEREFORE, in consideration of the following mutual covenants and promises, the parties agree as follows:

ARTICLE I

Section 1.1.      The Non-MP Policies.  The following revisions to the Administrative Services Agreement are effective January 1, 2011:

Section 1(p) is amended and restated in its entirety to read as follows:  "Non-MP Policy" means a policy or group contract issued by the Company (or another member of the Company’s controlled group) *** to the *** providing medical benefits under a *** which is not covered by the Minimum Premium Arrangement.  "Non-MP Policies" refer collectively to two or more such policies, group contracts or both.

Section 2(c) of the Administrative Services Agreement is revised to remove the phrases “and each Non-MP Policy” and “and Non-MP Policies.”

Section 2(d)(i) of the Administrative Services Agreement is revised to remove the phrase “and Non-MP Policies.”

Sections 4(a)(i) and 4(a)(ii) of the Administrative Services Agreement are revised to remove the phrases “and Non-MP Policy” and “or Non-MP Policy.”

Section 4(e) of the Administrative Services Agreement is revised to remove the phrase “and Non-MP Policies.”

Section 6(b) of the Administrative Services Agreement is revised to remove the phrase “both the Policies and the Non-MP Policies” and replace it with “the Policies.”

Section 6(f)(i) of the Administrative Services Agreement is revised to remove the phrase “or to the Non-MP Policies.”

Section 6(f)(iii) of the Administrative Services Agreement is revised to remove the phrase “and to the Non-MP Policies.”

Section 6(g) is added to the Administrative Services Agreement as follows:

During a transition period from January 1, 2011, through *** may collect and remit in full all premiums due with respect to the Non-MP Policies on *** of the *** that are Non-MP Policy ***, as permitted by law, and shall on each Non-MP Policy *** behalf:

(i)
Collect the premium *** the non-MP Policy ***, reconcile such deductions against a *** from Company, and remit in full the billed premium (“Billed Premium”) to Company on or before the due date of the non-MP Policies.

(ii)	Maintain a surety bond covering the Billed Premium, as required by applicable state law.

(iii)
Obtain an executed document from each and every Non-MP Policy ***that *** payment of premium obligations and maintenance of enrollment data to Employer on ***of the Non-MP Policy ***, and forward a copy of the executed document to the Company upon request.

Section 7(a) of the Administrative Services Agreement is amended and restated in its entirety to read as follows:

The Employer agrees to indemnify and hold harmless the Company from any and all liability, loss, damages, fines, penalties and costs, including but not limited to, expenses and reasonable attorneys' fees, which the Company shall sustain arising out of or in connection with (1) any gross negligence or material breach of the Agreement on the part of the Employer, (2) any determination by the Employer regarding the eligibility for coverage under a Policy or a Non-MP Policy of an Employee or Employee's dependent, (3) any direction of the Employer to the Company, (4) the offering or termination of the Policies or Non-MP Policies, or the manner of the offering or termination of  the Policies or Non-MP Policies, to Clients, (5) the failure of the Employer to *** and ***as the *** the billed premium collected on *** of the *** of the Non-MP Policies, and remit such billed premium to the Company, or (6) the release or use by Employer of any information obtained from the Company pursuant to Section 5(a), unless the parties agree or it is determined in a final non-appealable decision by a court or regulatory agency having jurisdiction of the matter that the liability therefore was the direct consequence of criminal conduct or fraud on the part of the Company or negligence or a material breach of the Agreement on the part of the Company.

Section 8(a) of the Administrative Services Agreement is revised to remove the phrase “the Non-MP Policies.”

Section 8(a)(iii) of the Administrative Services Agreement is revised to remove the phrase “or the premium under a Non-MP Policy.”

Section 8(b) of the Administrative Services Agreement is revised to remove the phrase “, a Non-MP Policy.”

Section 15 (d) of the Administrative Services Agreement is revised to remove the phrases “or Non-MP Policies” and “or the Non-MP Policies, as applicable.”

Sections 1(a) and 3(a) of Exhibit A of the Administrative Services Agreement is revised to remove the phrase “and Non-MP Policies.”

Section 3(b) of Exhibit A of the Administrative Services Agreement is revised to remove the Section 3(b) in its entirety.

Section 1 of Exhibit C of the Administrative Services Agreement is revised to remove the sentence “However, the reports that are listed below may not be available for all Policies or Non-MP Policies or for all system platforms (UNET or PRIME) on which the Employer’s Plan is administered” and replace it with “The reports will not be available for Non-MP Policies.”

Section 1 of Exhibit C of the Administrative Services Agreement is revised to remove the sentence “The Company will review with the Employer those reports that are available on an other than monthly basis or on a limited Policy or Non-MP Policy basis or on a limited system platform basis” and replace it with “The Company will review with the Employer those reports that are available on an other than monthly basis or on a limited Policy basis or on a limited system platform basis.”

Section 3 of Exhibit C of the Administrative Services Agreement is revised to remove the phrase “and Non-MP Policies.”

Exhibit E, and Sections 3 and 4 of Exhibit E, of the Administrative Services Agreement are revised to remove the phrases “or Non-MP Policies” and “and the monthly premiums under the Non-MP Policies.”

Section 5 of Exhibit E of the Administrative Services agreement is amended and restated in its entirety to read as follows:

Monthly premiums for the Non-MP Policies administered on the Company's PRIME system are calculated by the system on an individual Non-MP Policy basis using a roster billing process which reflects the amount due for individual Participants. The calculation of monthly premiums on PRIME uses a *** rule to determine the premium due for partial month's coverage as opposed to the *** of the month rule described in paragraph 4 above.   Any *** changes under the Non-MP Policies shall be made according to the terms and conditions of the Non-MP Policies.

Section 1.2.      Audits by the Employer.  Section 5(b) of the Administrative Services Agreement is hereby amended and restated in its entirety to read, effective January 1, 2011:

Audits by the Employer.  During the term of the Agreement, the Employer may request that an independent mutually agreeable entity may audit the Company once every three calendar years to determine whether it is fulfilling its obligations under the Agreement.

(i)
The Employer or the independent entity on its behalf shall advise the Company at least sixty (60) calendar days in advance of its intent to audit.  The place, time, type, duration, and frequency of all audits must be reasonable and agreed to by the Company, which consent shall not be unreasonably withheld, but in no event shall an audit be conducted under this provision more than once every *** years.  All audits shall be limited to information relating to the calendar year in which the audit is conducted and/or the immediately preceding 2 calendar years. With respect to the Company's transaction processing services, the audit scope and methodology shall be consistent with generally acceptable auditing standards, including a statistically valid random sample or other acceptable audit technique as reasonably approved by the Company (for purposes of this subsection (b), "Scope").

(ii)
The Employer will pay any expenses that the Employer incurs, and will be charged a reasonable additional fee, determined by the Company, for any on-site audit visit that is not completed within five (5) business days, for sample sizes exceeding the Scope set forth above, or for any non-standard audit. The Employer will incur a reasonable per claim charge for samples in excess of the Scope, and a $1000 charge for each day an audit exceeds the five (5) day on-site review limit per audit.  The additional fees cover the additional resources, facility fees, and other incremental costs associated with an audit that exceeds the Scope. The Employer will also pay any unanticipated reasonable expenses the Company incurs and all expenses incurred by the Company on any audit initiated after a termination notice is provided but before the effective date of the termination of the Agreement.

(iii)	The Employer will provide the Company with a copy of any final audit report.

Section 1.3.  Notices.  Section 16(b) is hereby amended and restated as follows:

16.	Notices

(b)	Notices to a party shall be sent or delivered:

To the Company at:

United Healthcare
3100 SW 145th Avenue
Miramar, FL  33027
Fax:  (954) 378-0771
Attention:  National Vice President, PEO & Trust Division

With a Copy to:

United Healthcare
Legal Department
5901 Lincoln Drive
Edina, MN  55436
Fax:  (952) 992-5180
Attention:  General Counsel

And:

United Healthcare
5901 Lincoln Drive

Edina, MN  55436
Fax:  (952) 992-7155
Attention:  Vice President, Underwriting

And to the Employer at:

Insperity Holdings, Inc.
19001 Crescent Springs Drive
Kingwood, Texas 77339-3802
Fax: (281) 348-3718
Attention:  President

With a Copy to:

Insperity Holdings, Inc.
19001 Crescent Springs Drive
Kingwood, Texas 77339-3802
Fax: (281) 348-2859
Attention: General Counsel

Section 1.4.  Performance Standards.  Sections 4, 5 and 6 of Exhibit A of the Administrative Services Agreement are hereby amended and restated in their entirety, and Section 7 is hereby added to Exhibit A of the Administrative Services Agreement, as follows:

4.	Claim Operations Performance Standards

For purposes of this section 4, the term "claim" shall mean a written or electronic request for payment of a Plan Benefit made by a member or provider.

a.	Time to Pay

During a Guarantee Period, the Company will process *** of all claims received by the Company within *** business days of receipt, as evidenced by the Company's date stamp.  Timeliness will be measured using the "Time to Pay" report produced by the Company on a monthly basis.  The overall Guarantee Period result is recalculated using the raw data for such period. The "Time to Pay" results are always rounded to the nearest whole percent.

For the Agreement, the criteria will be based upon the results of the Service Center team servicing the Employer.

A claim will be considered processed when the claim has been completely reviewed and a payment determination has been made.

Time to pay is measured the same way regardless of the timing of the Company's responses to a claimant.

Failure to process *** of all claims received within *** business days during the Guarantee Period will result in a Premium Credit in the maximum amount of ***, not including any Premium Credit available pursuant to section 4(e). Credits against this Performance Standard will be applied on a gradient as follows:

*** within *** business days - ***

*** within *** business days - ***

*** within *** business days - ***

*** within *** business days - ***

*** in more than *** business days - ***

b.	Financial Accuracy

The Company will maintain a Financial Accuracy rate of not less than *** for the Guarantee Period.  Financial Accuracy is measured by collecting a statistically significant random sample of claims processed.  The sample is reviewed to determine the percentage of claim dollars processed correctly out of the total claim dollars submitted for payment.  The measurement will be done by the Company's standard internal quality assurance program based on a periodic audit of all claims processed by the Service Center team servicing the Employer. The overall Guarantee Period result is recalculated using the raw data for such period.

Failure to maintain a Financial Accuracy rate of at least ***  for the Guarantee Period will result in a Premium Credit in the maximum amount of ***, not including any Premium Credit available pursuant to section 4(e).  Credits against this Performance Standard will be applied on a gradient as follows:

*** paid correctly - ***

*** paid correctly - ***

*** paid correctly - ***

*** paid correctly - ***

Less than *** paid correctly - ***

c.	Procedural Accuracy

The Company will maintain a Procedural Accuracy rate of not less than *** for the Guarantee Period.  Procedural Accuracy is measured by collecting a statistically significant random sample of claims processed by the Service Center team servicing the Employer.  The sample is reviewed to determine the percentage of claims processed without non-financial errors.

The measurement will be done by the Company's standard internal quality assurance program based on a periodic audit of all claims processed by the Service Center team servicing the Employer. The overall performance period result is recalculated using the raw data for such period.

Failure to maintain a Procedural Accuracy rate of at least *** for the Guarantee Period will result in a Premium Credit in the maximum amount of ***, not including any Premium Credit available pursuant to section 4(e).  Credits against this Performance Standard will be applied on a gradient as follows:

*** paid correctly - ***

*** paid correctly - ***

*** paid correctly - ***

*** paid correctly - ***

Less than *** paid correctly - ***

d.	Items Excluded From Claim Operations Performance Measurements

With some products (e.g., HMO), financial reimbursement arrangements are contractually negotiated with providers (physicians, labs, etc.), that budget the payment they receive for certain services.  Periodic payments are made to the providers in return for their agreement to provide the negotiated services to network members.  Services provided under these arrangements are not processed as a typical "claim" and, as a result, results from the networks featuring these arrangements are not included in the performance statistics outlined above.

The claims that are included in Claim Operations performance categories are limited to medical claims processed through the UNET claims system(s).  Claims processed through any other system, including claims for other products such as vision, dental, or pharmacy coverage, are not included in the calculation of the performance measurements stated above.

e.	Independent Claims Audit

1.       If an audit conducted by the Employer under Section 5 of this Agreement finds that the Company has not met the Time to Pay Guarantee of processing *** of all Employer claims received by the Company within *** days of receipt, as evidenced by the Company’s date stamp, a Premium Credit in the amount of *** shall apply. The result is calculated using the sample of claims selected for the audit. The "Time to Pay" results are always rounded to the nearest whole percent.  A claim will be considered processed when the claim has been completely reviewed and a payment determination has been made.  Time to pay is measured the same way regardless of the timing of the Company's responses to a claimant.

2.       If an audit conducted by the Employer under Section 5 of this Agreement finds that the Company has not maintained a Financial Accuracy rate of ***, a Premium Credit in the amount of *** shall apply. Financial Accuracy is measured by collecting a statistically significant random sample of Employer claims processed.  The sample is reviewed to determine the percentage of claim dollars processed correctly out of the total claim dollars submitted for payment.  The overall Guarantee Period result is recalculated using the sample data.

3.        If an audit conducted by the Employer under Section 5 of this Agreement finds that the Company has not maintained a Procedural Accuracy rate of not less than *** for the Guarantee Period, a Premium Credit in the amount of *** shall apply.  Procedural Accuracy is measured by collecting a statistically significant random sample of Employer claims.  The sample is reviewed to determine the percentage of claims processed without non-financial errors.  The overall performance period result is recalculated using the sample data.

5.	Member Phone Service Performance Standards

a.	Average Speed to Answer

This standard applies to the claim team and/or the member service team that provide service for the Employer's Employees.  The Company will guarantee that calls will sequence through the Company's automated telephone call distribution system and be answered by a customer service representative in *** seconds or less, on average.  The Average Speed to Answer will be measured by the standard tracking reports produced by the Company's automated phone system for all the calls handled by the Service Center team servicing the Employer.

If the Average Speed to Answer for the Guarantee Period is greater than *** seconds, a Premium Credit will be due.  The maximum amount of the Premium Credit will be ***.  Credits against this performance measure will be applied on a gradient as follows:

*** seconds or less - ***

*** seconds or less - ***

*** seconds or less - ***

*** seconds or less - ***

More than *** seconds to answer - ***

b.	Abandonment Rate

This standard applies to the claim team(s) and/or the member services team(s) which provide service for the Employer's Employees.  The Company will guarantee that calls will sequence through the Company's automated telephone call distribution system such that the average abandonment rate will be no greater than ***.  The Abandonment Rate results will be measured by the standard tracking reports produced by the Company's automated phone system for all calls handled by the Service Center team servicing the Employer.

If the Abandonment Rate for the Guarantee Period is greater than *** on average, for all locations providing member phone service to the Employer's Employees, a Premium Credit will be due.  The maximum amount of the credit will be ***.  Credits against this performance measure will be applied on a gradient as follows:

*** of calls abandoned - ***

*** of calls abandoned - ***

*** of calls abandoned - ***

*** of calls abandoned - ***

more than *** of calls abandoned - ***

6.	Overall Member Satisfaction Performance Standard

This standard applies to the member service teams that provide ***, ***, *** and *** services for the Employer's Employees.  The Company will conduct, on an *** basis, a Customer Satisfaction Survey.  The Overall Satisfaction question used reads:

"Overall, how satisfied are you with the way the Company administers your medical health insurance plan, such as processing your claim or helping answer any questions or resolving any problems you may have?"

If less than *** of the respondents for the Service Center team providing services for the Employer's Employees are satisfied overall (i.e., if *** of respondents do not respond with either completely satisfied, very satisfied or somewhat satisfied), a Premium Credit of *** will be due.

7.	Policies and Certificates of Coverage Standard

This standard applies to the production of Group Policies and Certificates of Coverage issued ***.  *** in potential Premium Credits will be at risk for the timely and accurate production of contracts, policies and certificates of coverage ***.  Such performance standard shall not be provided if the timely delivery of those documents is prevented by federal law or a state insurance department causes delays in availability of approved final documents.  Notwithstanding the above, the *** Premium Credit shall be available only if such delays result in the imposition of penalties or fines to Employer under the Patient Protection and Affordable Care Act, except where such lack of timeliness or inaccuracy is due to Employer’s actions.

Employer will be provided with direct access to a UnitedHealthcare contracts representative to assist in developing and producing new documents based on the reasonable needs of Employer.

Section 1.5.      Name Change.  Effective March 3, 2011, the Administrative Services Agreement is revised to remove all references to the name “Administaff of Texas, Inc.” and replace it with “Insperity Holdings, Inc.”

Section 1.6.      Exhibit F.  Exhibit F of the Administrative Services Agreement is hereby amended and restated in its entirety to read as follows:

Exhibit F – Alternate Vendors

A.
Except as otherwise set forth in this Exhibit F, the Company shall have the right to be the exclusive provider of medical and dental coverage for Employees; provided, however, that execution of an agreement between the Company and the Employer with respect to the Company’s right to be the exclusive provider of dental coverage for Employees with respect to certain geographical coverage areas (“Dental Agreement”) shall cause this Agreement and the MP Financial Agreement (including any exhibits or appendices to either) to be modified effective as of the effective date of the Dental Agreement to delete any effect on or reference to dental benefits, coverage, policies, or exclusivity rights as to the provision of dental coverage to employees of the Employer, and shall be interpreted in a manner consistent therewith.  For purposes of this Exhibit F, "Employees" shall include employees of the Employer covered under Non-MP Policies as well as the Policies.

B.	Exceptions to the Company's Right to be Exclusive Provider

1.
Effective January 1, 2011, if there is a *** to the Company *** network in a Market or if no group health insurance or similar product offered by the Company is Competitive in that Market, the Employer may offer, subject to this section B of this Exhibit F, the health insurance or similar products of a Competing Vendor in such market.

a.	The health insurance or similar products of a Competing Vendor may not be offered to Existing Company membership until after December 31, 2012.
b.	If Employer introduces a Competing Vendor, the following provisions shall apply as long as the Company continues to write new group policies in that market:
(i)	Employer agrees to *** to the Competing Vendor;
(ii)	Existing Clients will be offered a choice at the time of the Client’s contract renewal between the Company and Competing Vendor coverage options; and
(iii)	The choice between the Company and the Competing Vendor’s coverage options shall only be *** at the *** and in no event *** to the ***.
c.	Only *** Competing Vendor will be introduced into a limited number of Markets, not to exceed *** Markets, through December 31, 2013;
d.	Company will be notified at least 90 days prior to the introduction of a Competing Vendor into a Market;
e.	In no event will a Competing Vendor be introduced in the *** which market includes *** and *** markets. These markets will remain exclusive markets to the Company.
f.	A Competing Vendor for *** coverage will not be offered in the *** market.

g.
Notwithstanding any provision of Exhibit F to the contrary, the exclusivity provisions shall not apply to *** due to the absence of a ***, or any other county where *** following a *** where there is no ***.

h.
Notwithstanding any provision of Exhibit F to the contrary, the exclusivity provisions shall not apply to any *** business policies (*** business policies are those issued to *** with *** eligible employees).

i.	Notwithstanding any provision of Exhibit F to the contrary, the exclusivity provisions shall not apply to prevent Employer from offering *** or another Competing Vendor in ***.
j.	Notwithstanding any provision of Exhibit F to the contrary, the exclusivity provisions shall not apply to prevent Employer from offering *** or another Competing Vendor in ***.
k.
Notwithstanding any provision of Exhibit F to the contrary, the exclusivity provisions shall not apply to prevent Employer from offering alternative *** coverage (but not *** coverage) through *** or *** in ***.

2.	Removal or Addition of the Company’s HMOs and Other Products

a.
If at any time the HMO Substitute offered by the Employer through the Company ceases to be Competitive, the Employer may in its sole discretion cease offering such product.  In any such case, the Employer shall notify the Company of its opinion concerning the Competitive status of such product at least *** before it ceases offering the product and shall have the burden of undertaking the steps required to confirm the same in accordance with section B of this Exhibit F.  If the Company’s HMO Substitute  becomes Competitive within *** after its receipt of the Employer’s notice, the Employer may not replace it unless and until it is again not Competitive, in which case a new notice shall be required and a new *** corrective period will begin.  Such offering is subject to the following provisions if Company continues to write new group policies in that certain Market:

(i)	Employer agrees to *** to the Competing Vendor;
(ii)	Existing Clients will be offered a choice at the time of the Client’s contract renewal between the Company and Competing Vendor coverage options; and
(iii)	The choice between the Company and the Competing Vendor’s coverage options shall only be *** at the *** and in no event *** to the ***.
b.
If, at the time the Company begins to offer an HMO Substitute  which is Competitive in a certain market, the Employer is offering an HMO through a Competing Vendor consistent with the provisions of this Exhibit F in that market, the Employer shall offer each Client in such market coverage options for Employees in such market not later than the renewal date of such Client’s service agreement consisting of either (i) subject to Section C of this Exhibit F, the *** and *** options or (ii) such Competing Vendor’s *** and, at the Competing Vendor’s ***, its ***.

3.	Acquisition by Employer of another Professional Employer Organization

The Employer's use of Competing Vendors to provide coverage to New PEO Clients will not violate the provisions of section 6(b)(iv) of the Agreement or this Exhibit F if such coverage complies with the provisions of section 6(f) of the Agreement.

C.	Conversion to Alternative Products

No Company *** product shall be offered to any new Employee and no existing Employee shall have coverage under a Company ***.  For purposes of this Section C, “Company ***” shall not include *** products in ***, except as otherwise agreed pursuant to Section E.  The parties agree to renewing existing *** coverage to the end of calendar year 2011 in the *** market.

D.	Definitions

As used in this Exhibit F, capitalized terms shall have the meanings assigned to them in the Minimum Premium Administrative Services Agreement to which this Exhibit F is attached or, if no meaning is so assigned, the meaning set forth in this section D of Exhibit F.

a.	"Competing Vendor" means a vendor of medical coverage products in a particular geographic market other than the Company.

b.
"Competitive" means that either (i) the Company and the Employer agree or (ii) an independent consultant chosen by mutual agreement of the parties has determined, that such product ranks either *** as compared to competing products of other vendors in the designated market.  In making any determination of the rank of a product in a market, such consultant shall apply such criteria relating to *** as it shall determine appropriate.  All fees and expenses of any such consultant shall be paid by the Employer.

c.	“Existing Client” means a Client which is covered under a Company *** or *** as of the date that is determined under Section B of this Exhibit F.

d.
"HMO" means a product issued by a licensed "health maintenance organization" and offered as a network only or lock in product.  Any references in this Exhibit F to the Company's "HMOs" shall include any HMO issued by the Company (or another member of the Company’s controlled group).

e.	Each of the following geographic areas are defined as a “Market” under this Agreement:

i.	***
ii.	***
iii.	***
iv.	***
v.	*** (this includes membership in *** metros)
vi.	*** includes ***)
vii.	***
viii.	***
ix.	***
x.	***
xi.	***
xii.	***
xiii.	***
xiv.	***
xv.	***
xvi.	***
xvii.	***
xviii.	***
xix.	***
xx.	***
xxi.	***
xxii.	***
xxiii.	***
xxiv.	***
xxv.	***
xxvi.	***
xxvii.	***
xxviii.	***
xxix.	***
xxx.	***
xxxi.	***
xxxii.	***
xxxiii.	***
xxxiv.	***
xxxv.	***
xxxvi.	***
xxxvii.	***
xxxviii.	***
xxxix.	***
xl.	***
xli.	***
xlii.	***
xliii.	***

xliv.	***
xlv.	***
xlvi.	***
xlvii.	***
xlviii.	***
xlix.	***
l.	***
li.	***
lii.	***

f.	"PPO" means any product for network coverage that is not an HMO, the HMO Substitute or an EPO.

g.	"EPO" means a product issued by a licensed "insurance company" and offered as a network only or lock in product.

h.
"HMO Substitute" means the Choice Plus benefit plan (which includes both in-network and out-of- network benefits) developed and offered to the Employer by the Company as a substitute for Company's HMO products in connection with Section B of this Exhibit F.

i.
“***” means that either (i) the Company and the Employer agree or (ii) an independent consultant chosen by mutual agreement of the parties has determined, that Company’s network in a Market has been ***.  In order to determine if there is a ***, the consultant shall apply reasonable criteria to determine that both (a) the *** imposes a *** to the Employer's ability to add new clients in the market; and (b) the addition of a new vendor *** the Employer's *** in adding new clients in the market.  All fees and expenses of any such consultant shall be paid by the Employer.

ARTICLE II
COOPERATION

Section 2.1        Cooperation.  The Parties agree to execute such further documents and to take such further actions as may be necessary to implement and carry out the terms and conditions of this Amendment.

Section 2.2        Publicity. The parties acknowledge and agree that the terms and conditions of this Amendment, and the Letter of Agreement dated October 1, 2010, including the existence thereof, are subject to the provisions of section 5(e) of the Agreement.

ARTICLE III
EFFECTIVE DATE OF AMENDMENT

Section 3.1  Effective Date.  This Amendment shall be effective as of January 1, 2011, unless otherwise stated herein.

[The balance of this page intentionally is left blank.  The signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Amendment to the Administrative Services Agreement to be executed as of the date set forth in the preamble.

INSPERITY HOLDINGS, INC.			UNITED HEALTHCARE INSURANCE COMPANY

By:	/s/ Richard G. Rawson	By:	/s/ Thomas Choate
	Authorized Signature		Authorized Signature

Name	Richard G. Rawson	Name	Thomas Choate

Title	President	Title	Chief Growth Officer

Date	10/26/2012	Date	2/25/13